Exhibit 32.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

     The undersigned executive officer of Bar Harbor Bankshares (the "Registrant") hereby certifies that the Registrant’s Form 10-Q for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                                                                    /s/ Joseph M. Murphy

                                                                                                    Name: Joseph M. Murphy
                                                                                                    Title: Chief Executive Officer

Date: November 9, 2005

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Bar Harbor Bankshares and will be retained by Bar Harbor Bankshares and furnished to the Securities and Exchange Commission or its staff upon request.